Finance Income (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Finance income
Interest income - bank deposits	$ 18,660	$ 25,008	$ 15,170
Net foreign exchange gain arising from derivative instruments - unrealized	8,147
Fair value gain on embedded options	6,710
Fair value gain on interest rate caps	230	163
Net foreign exchange gain arising from derivative instruments - realized		38	655
Total Finance income	$ 33,747	$ 25,209	$ 15,825